UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Series Fund II, Inc.

BlackRock Variable Series Funds II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 18, 2023

Dear Contract Holder:

A joint special meeting of shareholders of BlackRock Series Fund II, Inc. and BlackRock Variable Series Funds II, Inc. (each, a “Fund,” and collectively, the “Funds”) will be held on Thursday, November 9, 2023, at 10:30 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed joint proxy statement. The Meeting will be held in a virtual meeting format only. As an owner of a variable annuity or variable life insurance contract (a “Contract”) investing in one or more of the series of the Funds (each, a “Portfolio”), you have the right to instruct the life insurance company that issued your Contract (“Insurance Company”) as to the manner in which the shares of a Portfolio attributable to your Contract should be voted.

The Funds and the Portfolios are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter and joint proxy statement because you were invested in a Portfolio through at least one Contract issued by an Insurance Company on September 11, 2023 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval of the four nominees named in the enclosed joint proxy statement (the “Board Nominees”) to the Board of Directors (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund.

Each Board has unanimously approved the four Board Nominees on behalf of each of the Funds that the Board oversees, subject to approval by the applicable Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election would be in your best interest.

Please note that separate joint proxy statements are being sent to shareholders of the funds in the BlackRock Fixed-Income Complex that are not designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”) and to shareholders of BlackRock Hedge Fund Guided Portfolio Solution (“GPS”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that is part of the BlackRock Fixed-Income Complex, who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their fund. If you were also a shareholder of record of one or more Non-Insurance Funds or of GPS on the Record Date, you will receive a separate joint proxy statement, proxy card(s) or voting instruction form(s) for such fund(s). Each Contract holder should provide voting instructions to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

The Board responsible for your Fund unanimously recommends that you submit voting instructions “FOR” the election of each of the applicable Board Nominees. In connection with your voting instructions, we urge you to read the full text of the enclosed joint proxy statement.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a Contract holder, your voting instructions are important, and we hope that you will respond today to ensure that the shares attributable to your Contract will be represented at the Meeting. Providing voting instructions is quick and easy. Everything you need is enclosed. You may provide voting instructions using one of the methods below by following the instructions on your voting instruction form(s):

•	By telephone;

•	By Internet; or

•	By signing, dating and returning the enclosed voting instruction form(s) in the provided postage-paid return envelope.

If you do not provide voting instructions using one of these methods, you may be called by Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, to provide voting instructions.

As noted above, your Insurance Company will vote its shares held in the Fund that are attributable to your Contract at the Meeting in accordance with your instructions provided on the enclosed voting instruction form(s).

Please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Providing voting instructions immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposal to be voted on or the virtual Meeting, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at 866-963-6132.

Sincerely,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	The Funds are holding a joint special meeting of shareholders for the election of four Board Nominees to the Board of the applicable Fund. The enclosed joint proxy statement describes the proposal to elect the Board Nominees and provides other information relating to the Meeting. The tables starting on page 8 of the joint proxy statement identify the current Board Members and the Board Nominees for each Fund.

Shares of the Funds are sold to separate accounts established by certain insurance companies (“Insurance Companies”) to fund variable annuity and variable life insurance contracts (each, a “Contract”). The rights accompanying shares of a Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of Contracts. You have received the enclosed joint proxy statement because you are invested in one or more series of the Funds (each, a “Portfolio”) through a Contract issued by an Insurance Company.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Three of the four Board Nominees are current Board Members of the Funds who were appointed to the Boards and have not been previously elected by Fund shareholders. The other Board Nominee, who is not a current Board Member, has been proposed to be added to the Board of each Fund in anticipation of the scheduled retirement of a current Board Member at the end of 2023.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. Because three of the ten current Board Members of each Fund were appointed by the then-existing Board Members and not elected by shareholders, the Funds are currently prohibited by the 1940 Act from appointing new Board Members without shareholder approval. The election of the Board Nominees to the Boards by shareholders would result in all of the Board Members of the Funds having been elected by shareholders, which would provide the Boards with more flexibility when a future vacancy exists on the Boards as a result of a Board Member’s retirement or resignation or otherwise or when the Boards desire to expand the breadth and depth of the Boards by adding one or more Board Members.

Q:	How do the Boards of the Funds recommend that I submit voting instructions?

A:	“FOR” each Board Nominee—the Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommend that submit voting instructions “FOR” each Board Nominee.

Q:	Will my voting instructions make a difference?

A:	YES. Your voting instructions are very important and can make a difference in the governance and management of your Fund(s), no matter how many shares are attributable to your Contract. We encourage all Contract holders to participate in the governance of the Fund(s) in which their Contracts have an interest. Your voting instructions can help ensure that the Board Nominees will be elected.

Q:	How do I submit voting instructions?

A:	Submitting voting instructions is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the voting instruction form(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or voting instruction form(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your voting instruction form(s) by mail, you can submit voting instructions by completing, signing and dating the voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

Please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds (or series thereof) on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds (or series thereof).

The Funds, the Non-Insurance Funds and GPS have retained Computershare, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of such funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $127,000 will be payable by the Funds.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 866-963-6132.

Submitting voting instructions immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your voting instructions.

Please submit voting instructions now. Your voting instructions are important.

Please help us avoid adjournments, solicitation phone calls requesting your voting instructions, wasteful expenses and additional mailings by promptly submitting voting instructions. No matter how large or small the holdings attributable to your Contract may be, we urge you to indicate your voting instructions on the enclosed voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed voting instruction form(s) but do not indicate how you wish the shares attributable to your Contract be voted, such shares will be voted “FOR” the election of the Board Nominees to the Board of the applicable Fund.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023. THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33515

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

To the Shareholders:

A joint special meeting of the shareholders of the funds advised by BlackRock Advisors, LLC (“BlackRock”) set forth below (each, a “Fund,” and collectively, the “Funds”) will be held on Thursday, November 9, 2023, at 10:30 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposal set forth below, as more fully described in the accompanying joint proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1	To elect four Board Nominees to the board of directors of the Funds.	Shareholders of the Funds listed below, with respect to their Fund, with shareholders of all series of a Fund voting together.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the four nominees named in the joint proxy statement (the “Board Nominees” or “Nominees”) to the boards of directors of the Funds (collectively, the “Boards”).

Each current board of directors of the Funds (each, a “Board”) has reviewed and unanimously approved the four Nominees with respect to each Fund overseen by such Board, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of your Fund(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

Separate accounts of life insurance companies (“Insurance Companies”) are the only shareholders of the Funds. The separate accounts serve as investment options for variable annuity and variable life insurance contracts (“Contracts”) issued by the Insurance Companies. Each holder of a Contract with respect to a Fund is entitled to instruct the applicable Insurance Company on how to vote the shares attributable to the Contract.

If shares in more than one series of a Fund (each such series, a “Portfolio”) were attributable to a Contract as of the Record Date, the Contract holder may receive more than one voting instruction form. Each Contract holder should provide voting instructions by telephone or via the Internet with respect to each Portfolio attributable to their Contract or sign, date and return each voting instruction form received in the enclosed postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 866-963-6132.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

Funds and Portfolios1

BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

[1]	The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors (each, a “Board” and the members of which are referred to as “Board Members”) of each of the registrants advised by BlackRock Advisors, LLC (“BlackRock”) listed in Appendix A to this Proxy Statement (each, a “Fund,” and collectively, the “Funds”) for the election of directors. The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Thursday, November 9, 2023, at 10:30 a.m. (Eastern time). The Meeting will be held in a virtual meeting format only. The Meeting will be held for the purpose of electing four nominees to the Board of each Fund (collectively, the “Board Nominees”).

The Board of each Fund has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about September 18, 2023, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about September 18, 2023.

Each Fund is organized as a Maryland corporation (each, a “Maryland Corporation”) and each is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a series Fund include shareholders of all Portfolios of that Fund.

Each Fund’s fiscal year end is December 31.

Shareholders of record of a Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for each Fund are also set forth in Appendix A. For each Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting as applicable to that particular Fund.

Shares of each Fund are sold to separate accounts established by certain insurance companies (each, an “Insurance Company,” and collectively, the “Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts (collectively, “Contracts”). The rights accompanying shares of each Fund are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the Contract holders. A signed voting instruction form or other authorization by a holder that does not specify how the shares attributable to a Contract holder’s Contract should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Insurance Company. Each Insurance Company will vote shares of a Fund held in separate accounts for which no timely instructions are received from the holders of Contracts, as well as shares it owns, in the same proportion as those shares for which such Insurance Company receives voting instructions. As a result, if only a small number of Contract holders vote, this small number of Contract holders may affect the outcome of the vote.

This Proxy Statement is used to solicit voting instructions from Contract holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of each Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as “voting” or “owning” or “holding” shares for purposes of this Proxy Statement, as applicable. References to “shareholders” or “you” throughout this Proxy Statement refer to shareholders and Contract holders, as appropriate.

The number of outstanding shares of each class of each Portfolio as of the close of business on the Record Date are shown in Appendix B. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of a Portfolio of the Fund, except as set forth in Appendix G.

The Portfolio in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Portfolio on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Portfolio you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on such proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc., at www.blackrock.com. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Pennsylvania address or phone number set forth above.

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1	To elect four Board Nominees to the board of directors of the Funds.	Shareholders of the Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Funds and Portfolios1,2

BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund
BlackRock Total Return V.I. Fund

[1]	The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.
[2]	The principal executive office of each Fund is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-33515. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services, the proxy solicitor for the Funds, toll-free at 866-963-6132.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED

PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER

HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33515

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect four Board Nominees to the Board of each Fund.

The nominations of the Board Nominees have been approved by the Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Fund currently consists of ten Board Members, eight of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”) of the Funds. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Upon the election of the Board Nominees, the Board will consist of 11 members.

Each Board recommends a vote “FOR” the election of each of the four Board Nominees: Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman and Arthur P. Steinmetz (together, the “Board Nominees”). All of the Board Nominees, other than Arthur P. Steinmetz, are not “interested persons” of the Funds and currently serve as Independent Board Members of the Funds. Mr. Steinmetz is currently classified as a non-management interested Board Nominee (the “Non-Management Interested Board Nominee”) based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. If elected by shareholders, it is anticipated that Mr. Steinmetz would become an Independent Board Member effective January 19, 2024. The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio thereof as of the Record Date, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. The Governance and Nominating Committee is comprised solely of Independent Board Members.

The Governance and Nominating Committee of the Board of each Fund has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member of the Funds, including the Board Nominees who are current Board Members of the Funds, satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that Mr. Steinmetz will satisfy the standards contemplated by the Statement of Policy upon becoming an Independent Board Member. The Boards believe that, collectively, the Independent Board Members and Board Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members and Board Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other BlackRock-advised Funds (as defined below) (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Certain biographical and other information relating to the Board Members and Board Nominees is set forth below. The current Board Members, other than Lorenzo A. Flores, Stayce D. Harris and J. Phillip Holloman, were previously elected by shareholders and, therefore, are not seeking election at the Meeting.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members/Nominees

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester[3] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi[3,4] 1948	Board Member (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lorenzo A. Flores 1964	Board Member (since 2021) Board Nominee	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Board Member (since 2021) Board Nominee	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (since 2021) Board Nominee	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch[3] 1961	Board Member (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Non-Management Interested Board Nominee[5]

Arthur P. Steinmetz 1958	Board Nominee	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 102 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Board Members[6]

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 272 Portfolios	None

John M. Perlowski[3] 1964	Board Member (Since 2018) President and Chief Executive Officer (Since 2018)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None

[1]	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
[2]

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or charter or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the

1940 Act, of a Fund (each, an “Interested Board Member”) serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
[4]	Dr. Fabozzi’s term as a Board Member of the Funds will end on December 31, 2023.
[5]	Mr. Steinmetz is currently classified as a Non-Management Interested Board Nominee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Board Member effective January 19, 2024.
[6]	Mr. Fairbairn and Mr. Perlowski are both Interested Board Members based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

The table below discusses some of the experiences, qualifications and skills of the Board Members and Board Nominees.

Board Members/Nominees	Experience, Qualifications and Skills
Independent Board Members/Nominees

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Manager enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
W. Carl Kester	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Manager enhances his service as a Vice Chair of the Board, Chair of the Governance and Nominating Committee and a member of the Executive Committee, the Compliance Committee and the Performance Oversight Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Funds and the Manager enhances her service as Chair of the Compliance Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Funds and BlackRock enhances his service as Chair of the Performance Oversight Committee.

Lorenzo A. Flores	The Boards benefit from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Funds and BlackRock enhances his service as a member of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Stayce D. Harris	The Boards benefit from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Funds and BlackRock enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Boards benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Funds and BlackRock enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Funds and the Manager enhances her service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Non-Management Interested Board Nominee

Arthur P. Steinmetz	The Boards are expected to benefit from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.).

Board Members/Nominees	Experience, Qualifications and Skills
Interested Board Members

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Boards currently consist of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged BlackRock to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing BlackRock, sub-advisers, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of BlackRock and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BlackRock, sub-advisers, or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock, sub-advisers, or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firms (each, an “Independent Registered Public Accounting Firm”) for the Funds, BlackRock, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Portfolio’s most recent fiscal year is set forth in Appendix C.

Equity Securities Owned by Board Members and Board Nominees. As of July 31, 2023, no Board Member or Board Nominee owned equity securities in a Portfolio he or she oversees or is nominated to oversee.

As of July 31, 2023, each Board Member, including the Board Nominees who currently are Board Members, owned in the aggregate over $100,000 of equity securities in all funds overseen by the Board Member in the BlackRock Fund Complexes. As of July 31, 2023, the Non-Management Interested Board Nominee, who is not currently a Board Member, did not own any equity securities in any funds to be overseen by the Board Nominee in the BlackRock Fund Complexes.

As of July 31, 2023, all Board Members, Board Nominees and executive officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund.

As of July 31, 2023, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board Members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. The Board of each Fund met seven times during each Portfolio’s fiscal year ended December 31, 2022. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s or Portfolio’s, as applicable, most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Board of each Fund has established the following standing committees for each Fund:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Frank J. Fabozzi, Lorenzo A. Flores and J. Phillip Holloman, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of each Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of each Fund’s Independent Registered Public Accounting Firm and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for each Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by each Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of each Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing each Fund’s audited and unaudited financial statements and disclosure in each Fund’s shareholder reports relating to each Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of each Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between each Fund’s management and each Fund’s Independent Registered Public Accounting Firm regarding financial reporting. The Board has adopted a written charter for the Board’s Audit Committee, a copy of which is available at https://www.blackrock.com/us/individual/literature/investor-education/cef-joint-audit-committee-charter-
usd-en-us.pdf. The Audit Committee of each Fund met eleven times during each Portfolio’s fiscal year ended December 31, 2022.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of each Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Members compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members. The Board has adopted a written charter for the Board’s Governance and Nominating Committee, a copy of which is available at https://www.blackrock.com/us/individual/literature/investor-education/
cef-joint-governance-committee-charter-usd-en-us.pdf. The Governance and Nominating Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2022.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing each Fund in determining whether one or more new directors or trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide each Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to each Fund.

The Governance and Nominating Committee may consider nominations for Board Members made by the Funds’ shareholders as it deems appropriate. Under the Funds’ Bylaws, shareholders must follow certain procedures to nominate a person for election as a Board Member at a shareholder meeting at which Board Members are to be elected. Under these advance notice procedures for each Fund, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Funds at its principal executive offices no later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

The Funds’ Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the respective Funds’ Bylaws for more details.

Compliance Committee. The Board has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving each Fund, the fund-related activities of BlackRock, and any sub-advisers and each Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of each Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning each Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to each Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of, each Fund’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee. The Compliance Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2022.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to each Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing each Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing each Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether each Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of each Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee. The Performance Oversight Committee of each Fund met four times during each Portfolio’s fiscal year ended December 31, 2022.

Executive Committee. The Board has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Members. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee. The Executive Committee of each Fund did not meet during each Portfolio’s fiscal year ended December 31, 2022.

Executive Officers of the Funds. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1 as applicable to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board Nominees is set forth in Appendix A. Votes on Proposal 1 will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for the Funds, which require a majority of the outstanding shares present, in person or by proxy. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1 on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

As described above, shares of each Fund are held in the Insurance Companies’ separate accounts and the Insurance Companies are the legal owners of the shares entitled to vote at the Meeting. Nonetheless, Contract holders have the right to instruct the Insurance Companies on how to vote the shares of a Fund related to their interests held through their Contracts (i.e., pass-through voting), and an Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting instructions on any voting instruction card that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the applicable proposal. If an Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the remaining shares in the relevant separate accounts with respect to the applicable proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract holders of that particular Fund (this is called “proportional voting” or “echo voting”), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in a Fund alone would not be sufficient to approve the applicable proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund, have selected Deloitte & Touche LLP (“D&T”) as the Independent Registered Public Accounting Firm for each Fund and its Portfolios.

No representatives of D&T will be present at the Meeting.

Appendix E sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund and its Portfolios. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund and its Portfolios on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and its Portfolios and to the Fund’s and its Portfolios’ investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm.

Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Catherine A. Lynch (Chair)

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

ADDITIONAL INFORMATION

Investment Manager, Sub-Advisers and Administrators

The investment manager, sub-adviser(s), if any, and administrator(s), if any, of each Fund are identified in Appendix F.

5% Share Ownership

As of September 11, 2023, to the best of each Fund’s knowledge, the persons listed in Appendix G owned more than 5% of the outstanding shares of the class of such Fund indicated.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. The communication should indicate that you are a Fund shareholder. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds have retained Computershare Fund Services, located at PO Box 5696, Hauppauge, NY 11788-2847, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the funds in the BlackRock Fixed-Income Complex that are not designed for sale through insurance company separate accounts (collectively, the “Non-Insurance Funds”) and BlackRock Hedge Fund Guided Portfolio Solution (“GPS”), a closed-end management investment company registered under the 1940 Act that is part of the BlackRock Fixed-Income Complex. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $127,000 will be payable by the Funds. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available electronically for inspection at the Meeting upon request.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and each Fund’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

September 18, 2023

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the form of organization of each Fund, (iii) the voting rights of shares of each Fund, (iv) the quorum requirement for each Fund and (v) the vote required to approve Proposal 1 with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean the shares of stock of the Fund.

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock Series Fund II, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield Portfolio

BlackRock Variable Series Funds II, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

[2]	The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1, the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Portfolios that are series of the applicable Fund voting together is required.

A-1

Appendix B – Shares Outstanding/Votes

Shareholders of each Portfolio are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund/Portfolio and the number of votes to which each such class is entitled as of September 11, 2023:

Fund/Portfolio[1]	Shares Outstanding/Number of Votes
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	4,417,248

Fund/Portfolio[1]	Class I	Class III
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	38,696,648	82,917,291
BlackRock Total Return V.I. Fund	18,324,509	64,296,917

(1)	The Portfolios of series Funds are set forth below the name of the applicable Fund.

B-1

Appendix C – Compensation of the Board Members and Board Nominees

Each Independent Board Member and non-management Interested Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised Funds, including the Funds, and each Independent Board Member and non-management Interested Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Boards and the Vice Chair of the Board are paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are each paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee, Compliance Committee and Governance and Nominating Committee is paid an additional annual retainer of $30,000, $25,000 and $25,000, respectively, for his or her service on such committee. The Funds will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Portfolio during its fiscal year ended December 31, 2022 and the total compensation paid to each Independent Board Member by the BlackRock-advised Funds for the calendar year ended December 31, 2022.

Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Funds, serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and its affiliates.

Fund/Portfolio(1)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	$28,055	$26,338	$23,997	$23,685	$25,558	$31,489	$31,333	$28,367

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	$1,081	$1,025	$949	$939	$982	$1,192	$1,187	$1,073
BlackRock Total Return V.I. Fund	$1,178	$1,117	$1,033	$1,021	$1,069	$1,301	$1,295	$1,170

Total Compensation from the Funds and Other BlackRock-Advised Funds(3)	$465,000	$497,500	$400,000	$395,000	$415,453	$520,000	$587,500	$520,453

(1)	The Portfolios of series Funds are set forth below the name of the applicable Fund.

C-1

(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,172,873, $239,580, $238,473, $249,920, $3,546,573, $1,645,645 and $425,559, respectively, as of December 31, 2022. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2022.

(3)	For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2022. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $74,625, $200,000, $197,500, $207,726, $260,000, $88,125 and $78,067, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

Former Board Member

Fund/Portfolio(1)	Karen P. Robards(2)
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	$0

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	$474
BlackRock Total Return V.I. Fund	$518

Total Compensation from the Funds and Other BlackRock-Advised Funds	$212,500

(1)	The Portfolios of series Funds are set forth below the name of the applicable Fund.

(2)	Ms. Robards retired and resigned as a Board Member of the Funds effective as of May 31, 2022.

C-2

Appendix D – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth(1)	Position(s) Held (Length of Service)	Principal Occupations(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2018)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2018)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”) (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2018)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

D-1

Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

			Audit Fees		Audit-Related Fees
Fund/Portfolio[1]	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	D&T	12/31	29,580	29,290	44	—

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	D&T	12/31	39,168	38,784	44	—
BlackRock Total Return V.I. Fund	D&T	12/31	49,878	49,389	44	—

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
*	“D&T” refers to Deloitte & Touche LLP.

Tax Fees and All Other Fees

		Tax Fees[2]		All Other Fees[3]
Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	12/31	14,900	9,800	431	210

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	12/31	14,900	13,600	431	210
BlackRock Total Return V.I. Fund	12/31	14,900	14,900	431	210

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
[3]	The Other Fees represent each Fund’s allocable share of fees paid for issuance of Compliance Attestation Reports pursuant to Rule 38a-1 under the 1940 Act. The amount paid by each Fund and other BlackRock open-end and closed-end funds is allocated evenly across all funds in existence during the period when the applicable services were performed.

E-1

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees
Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	12/31	15,375	10,010

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	12/31	15,375	13,810
BlackRock Total Return V.I. Fund	12/31	15,375	15,110

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

E-2

Appendix F – Investment Manager, Sub-Advisers and Administrators

The table below identifies the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the Funds/Portfolios. Additional information about the investment manager and sub-advisers is set forth after the table below.

Fund[1]	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	—[2]

BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC	BlackRock International Limited	—[2]
BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	—[2]

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

BlackRock Advisors, LLC serves as investment manager and/or administrator to the Funds and the Portfolios, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock (Singapore) Limited is located at 20 Anson Road #18-01, 079912 Singapore.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, New York 10055.

F-1

Appendix G – 5% Share Ownership

As of September 11, 2023, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Funds indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Series Fund II, Inc.
BlackRock High Yield Portfolio

BlackRock High Yield Portfolio	Transamerica Life Ins. Co. Merrill Lynch Variable Life Separate Account II 4333 Edgewood Rd. NE MS 4410 Cedar Rapids, IA 52499-0001	2,650,736.88	60.01%

	Transamerica Life Ins. Co. Merrill Lynch Variable Life Separate Account 4333 Edgewood Rd. NE MS 4410 Cedar Rapids, IA 52499-0001	775,919.07	17.57%

	Transamerica Life Ins. Co. Variable Account A of Monarch Life Insurance Company 4333 Edgewood Rd. NE MS 4410 Cedar Rapids, IA 52499-0001	554,484.64	12.55%

	Transamerica Financial Life Insurance Company Merrill Lynch of NY Variable Life Separate Account 4333 Edgewood Rd. NE MS 4410 Cedar Rapids, IA 52499-0000	390,130.54	8.83%
BlackRock Variable Series Funds II, Inc.
BlackRock High Yield V.I. Fund
BlackRock High Yield V.I. Fund – Class I Shares	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	8,235,100.17	21.28%

	Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	5,724,161.83	14.79%

	Mac & Co FBO Model Portfolio 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	3,762,291.29	9.72%

	Mac & Co FBO Aggressive Model Portfolio 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	3,520,722.44	9.10%

	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	3,362,718.20	8.69%

G-1

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	2,104,501.51	5.44%

BlackRock High Yield V.I. Fund – Class III Shares	New York Life Insurance and Annuity Corporation P.O. Box 468 Jersey City, NJ 07303-0468	59,111,678.25	71.29%
	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	10,190,955.59	12.29%
	Jefferson National Life Insurance Company 10350 Ormsby Park Pl, Ste 600 Louisville, KY 40223-0000	6,491,171.37	7.83%

BlackRock Total Return V.I. Fund
BlackRock Total Return V.I. Fund – Class I Shares	State Farm Life Insurance Company Variable Annuity Separate Account 1 State Farm Plaza D2 Bloomington, IL 61710-0001	5,491,612.41	29.97%

	Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	4,674,285.29	25.51%

	State Farm Life Insurance Company Variable Life Separate Account 1 State Farm Plaza D2 Bloomington, IL 61710-0001	3,370,477.38	18.39%

	Transamerica Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account A 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	2,919,352.09	15.93%

BlackRock Total Return V.I. Fund – Class III Shares	Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	50,249,475.64	78.15%
	Thrivent Variable Annuity Account I 625 4th Ave S Minneapolis MN 55415-1624	8,046,562.81	12.51%
	Jefferson National Life Insurance Company 10350 Ormsby Park Pl, Ste 600 Louisville, KY 40223-0000	3,385,764.26	5.27%

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

G-2

Insurance_0923

BlackRock Funds PO Box 43131 Providence, RI 02940-3131 FUND BlackRock High Yield Portfolio PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:30 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BHP_33515_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS “FOR” EACH BOARD NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal To elect four Board Nominees to the board of directors of the Fund. ☐ To vote all Nominees FOR ☐ To vote all Nominees AGAINST ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Lorenzo A. Flores ☐ ☐ ☐ 02 Stayce D. Harris ☐ ☐ ☐ 03 J. Phillip Holloman ☐ ☐ ☐ 04 Arthur P. Steinmetz ☐ ☐ ☐ To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33515 Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BHP 33515 xxxxxxxx

BlackRock Funds PO Box 43131 Providence, RI 02940-3131 FUND BlackRock High Yield V.I. Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:30 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BHY_33515_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS “FOR” EACH BOARD NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal To elect four Board Nominees to the board of directors of the Fund. ☐ To vote all Nominees FOR ☐ To vote all Nominees AGAINST ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Lorenzo A. Flores ☐ ☐ ☐ 02 Stayce D. Harris ☐ ☐ ☐ 03 J. Phillip Holloman ☐ ☐ ☐ 04 Arthur P. Steinmetz ☐ ☐ ☐ To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33515 Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BHY 33515 xxxxxxxx

BlackRock Funds PO Box 43131 Providence, RI 02940-3131 FUND BlackRock Total Return V.I. Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:30 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BTR_33515_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS “FOR” EACH BOARD NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal To elect four Board Nominees to the board of directors of the Fund. ☐ To vote all Nominees FOR ☐ To vote all Nominees AGAINST ☐ To vote all Nominees ABSTAIN or vote separately by Nominee below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Lorenzo A. Flores ☐ ☐ ☐ 02 Stayce D. Harris ☐ ☐ ☐ 03 J. Phillip Holloman ☐ ☐ ☐ 04 Arthur P. Steinmetz ☐ ☐ ☐ To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33515 Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BTR 33515 xxxxxxxx